EXHIBIT 99.2

                             JOINT FILER INFORMATION

Name:  GSC Active Partners Holdings, L.P.

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSC Group, Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]

                                 GSC ACTIVE PARTNERS HOLDINGS, L.P.

                                 By: GSC Active Partners, Inc.
                                     its general partner

                                 By: /s/  DAVID L. GORET        July 19, 2007
                                     Name:  David L. Goret         Date
                                     Title: Managing Director
                                            and Secretary


Name:  GSC Active Partners, Inc.

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSC Group, Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]

                                 GSC ACTIVE PARTNERS, INC.

                                 By: /s/  DAVID L. GORET        July 19, 2007
                                     Name:  David L. Goret         Date
                                     Title: Managing Director
                                            and Secretary


Name:  Robert F. Cummings, Jr.

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSC Group, Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]

                             By:  /s/ ROBERT A. HAMWEE          July 19, 2007
                             As Attorney in Fact*                   Date

                             By: /s/  MATTHEW C. KAUFMAN
                             As Attorney in Fact*

                             *Attorneys-in-Fact under Power of Attorney, dated February 14, 2007, incorporated by reference to
                             Exhibit 24 to the Form 3 for Ram Holdings Ltd. filed by GSC Group, Inc. et al. on the date hereof, with the Securities and Exchange Commission.


Name:  Joseph H. Wender

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSC Group, Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]

                             By:  /s/ ROBERT A. HAMWEE          July 19, 2007
                             As Attorney in Fact*                   Date

                             By: /s/  MATTHEW C. KAUFMAN
                             As Attorney in Fact*

                             **Attorneys-in-Fact under Power of Attorney, dated February 14, 2007, incorporated by reference to
                             Exhibit 24 to the Form 3 for Ram Holdings Ltd. filed by GSC Group, Inc. et al. on the date hereof, with the Securities and Exchange Commission.

Name:  Alfred C. Eckert III

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSCP (NJ), Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]


                             By:  /s/ ROBERT A. HAMWEE          July 19, 2007
                             As Attorney in Fact*                   Date

                             By: /s/  MATTHEW C. KAUFMAN
                             As Attorney in Fact*

                             *Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to
                             Exhibit 7(L) to the Schedule 13D/A for Moore
                             Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.


Name:  Robert A. Hamwee

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSCP (NJ), Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]


                             By:  /s/ ROBERT A. HAMWEE          July 19, 2007



Name:  Richard M. Hayden

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSCP (NJ), Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]


                             By:  /s/ ROBERT A. HAMWEE          July 19, 2007
                             As Attorney in Fact*                   Date

                             By: /s/  MATTHEW C. KAUFMAN
                             As Attorney in Fact*

                             *Attorneys-in-Fact under Power of Attorney, dated January 4, 2002, incorporated by reference to
                             Exhibit 7(L) to the Schedule 13D/A for Moore
                             Corporation Limited filed by Greenwich Street Capital Partners II, L.P. et al. on January 7, 2002, with the Securities and Exchange Commission.


Name:  Andrew Wagner

Address:  500 Campus Drive, Suite 220
          Florham Park, NJ 07932

Designated Filer:  GSCP (NJ), Inc.

Date of Event Requiring Statement: June 19, 2007

Issuer and Ticker Symbol: RAM Holdings Ltd. [RAMR]


                             By:  /s/ ANDREW J. WAGNER          July 19, 2007
                                                                    Date